Business Acquisition	12 Months Ended
Sep. 30, 2020
Business Combinations [Abstract]
Business Acquisition

15. Business Acquisition.

The Company acquired certain assets of Danfair Transport out of Americus, GA on November 4, 2019.

The Company has accounted for this acquisition in accordance with the provisions of ASC 805, Business Combinations (ASC 805). The Company has allocated the purchase price of the business based upon the fair value of the assets acquired and liabilities assumed as follows (in thousands):

Consideration:

Fair value of consideration transferred	(1,425)

Acquisition related costs expensed	$38

Recognized amounts of identifiable assets acquired and
liabilities assumed:
Property and equipment	$759
Prepaid tires	25
Customer relationships	436
Non-compete agreement	12
Vacation liability assumed	(13)
Total identifiable net assets assumed	$1,219
Goodwill	206
Total	$1,425

The goodwill recorded resulting from the acquisition is tax deductible. The earned payout liability, estimated to be $425,000 on the date of acquisition, was later determined to be approximately $85,000 based upon the total revenues for the 12 months following the acquisition. Changes in the estimated earned payout liability, up to the total contractual amount, were reflected in our results of operations in the periods in which they are identified. During fiscal year 2020 the Company recorded gains of $340,000 on the contingent consideration. The potential range of the earned payout was zero to $800,000.